Prospectus Supplement	June 29, 2021_

Putnam Income Fund

Prospectus dated February 28, 2021

Effective July 31, 2021, the sub-section Investments in the section Fund summary – Investments, risks, and performance is replaced in its entirety with the following:

We invest mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) foreign currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

Additionally, effective July 31, 2021, the sub-section Foreign investments in the section What are the fund's main investment strategies and related risks? is replaced in its entirety with the following:

Foreign investments. We may invest in U.S. dollar or (to a lesser extent) foreign currency-denominated fixed-income securities of foreign issuers, although foreign investments do not represent a primary focus of the fund. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.